                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ___)



Filed by the registrant  [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]    Preliminary proxy statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive proxy statement


[ ]    Definitive additional materials


[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                             INLAND RESOURCES INC.
               (Name of Registrant as Specified in Its Charter)



     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of filing fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total Fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

     -------------------------------------------------------------------------

     (3) Filing party:

     -------------------------------------------------------------------------

     (4) Date filed:

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


                             INLAND RESOURCES INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Inland Resources Inc. (the "Company") will be held on Friday, December 10, 1999, at 9:00 a.m., local time, at the Hyatt Regency Downtown located at 1200 Louisiana Street, Houston, Texas 77002, for the following purposes:

          (1) To elect five members of the Board of Directors to serve until the 2000 annual meeting of stockholders or until their respective successors are duly elected and qualified, with four members of the Board of Directors to be elected by the holders of Series D Preferred Stock and one member of the Board of Directors to be elected by the holders of Common Stock and Series Z Preferred Stock voting as one voting class;

          (2) To approve (A) an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares (without affecting par value),
     (B) a 1-for-10 reverse stock split of the Company's then authorized (without affecting par value) and presently issued and outstanding shares of Common Stock and the 5,882,901 shares of Common Stock into which the Series Z Preferred Stock will be automatically converted upon the increase in the authorized shares of Common Stock (the "Reverse Split"), and (C) an amendment to the Company's Articles of Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value), all of which shall be considered as one proposal (the "Proposal") submitted to a vote of the holders of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock; and

          (3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     The holders of record of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock of the Company at the close of business on November 1, 1999 will be entitled to vote at the meeting, as described above.

     For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 410 17th Street, Suite 700, Denver, Colorado.


                              By order of the Board of Directors

                              MICHAEL J. STEVENS
                              Secretary

November 17, 1999

                              __________________

     You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

                             INLAND RESOURCES INC.

                                PROXY STATEMENT

                                      FOR

                        ANNUAL MEETING OF STOCKHOLDERS

                               December 10, 1999

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Inland Resources Inc. ("Inland" or the "Company"). The proxies solicited in connection with this proxy statement will be used at the annual meeting of stockholders of the Company to be held on Friday, December 10, 1999, at 9:00 a.m., local time, at the Hyatt Regency Downtown located at 1200 Louisiana, Houston, Texas 77002, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If one of the enclosed forms of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed forms of proxy are being mailed on or about November 17, 1999.

     The Company's principal executive office is located at 410 17th Street, Suite 700, Denver, Colorado 80202, and its telephone number is (303) 893-0102.

     At the close of business on November 1, 1999 (the "Record Date"), the Company had outstanding and entitled to vote 23,093,689 shares of Common Stock, $.001 par value (the "Common Stock"); 10,757,747 shares of Series D Redeemable Preferred Stock, $.001 par value (the "Series D Preferred Stock"); 121,973 shares of Series E Redeemable Preferred Stock, $.001 par value (the "Series E Preferred Stock"); and 5,882,901 shares of Series Z Convertible Preferred Stock, $.002 par value (the "Series Z Preferred Stock"). The holders of record of such shares on such date will be entitled to one vote at the annual meeting for each share held by them.

     The Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, is enclosed with this proxy statement.

                           MATTERS TO BE ACTED UPON


Matter 1 - Election of Directors

     At the annual meeting, the holders of Series D Preferred Stock will be asked to consider and act upon a resolution to elect four members of the Board of Directors and the holders of Series Z Preferred Stock and Common Stock, voting together as one voting class, will be asked to consider and act upon a resolution to elect one member of the Board of Directors. The holder of Series E Preferred Stock has the right to designate one additional member of the Board of Directors, but has not elected to exercise this right. The presence, in person or by proxy, of a majority of the outstanding shares of Series D Preferred Stock and a majority of the outstanding shares of Series Z Preferred Stock and Common Stock, voting as one voting class, entitled to vote at the annual meeting will constitute a quorum of the Series D Preferred Stock and the combined voting class of Series Z Preferred Stock and Common Stock, respectively. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. Directors will be elected by a plurality of votes. An abstention or non vote will not be counted in the election of directors and will have no consequence on the election of directors.

     Pursuant to a Shareholders Agreement dated September 21, 1999 between the holders of all of the outstanding shares of Series D Preferred Stock, Series E Preferred Stock and Series Z Preferred Stock, and various persons and entities affiliated with Smith Energy Partnership ("SEP") owning in the aggregate 5,712,071 shares of Common Stock (the "Smith Group"), the holders of the outstanding shares of Series D Preferred Stock, Series E Preferred Stock and Series Z Preferred Stock, and the Smith Group agreed not to vote the shares of Series Z Preferred Stock or Common Stock held by them at the meeting for the election of the Board member to be elected by the Series Z Preferred Stock and Common Stock as a single voting class. Consequently, this member of the Board will be elected by a plurality of the remaining 2,817,694 shares of Common Stock outstanding on the record date.

Matter 2 - Reverse Split and Amendments to Articles of Incorporation

     At the annual meeting, the holders of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock will be asked to consider and act upon the approval of the Board of Directors' recommendation to
(1) amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares (without affecting par value), (2) effect a 1-for-10 reverse stock split of the Company's then authorized (without affecting par value) and presently issued and outstanding shares of Common Stock and the 5,882,901 shares of Common Stock into which the Series Z Preferred Stock will be automatically converted upon the increase in the authorized shares of Common Stock (the "Reverse Split"), and (3) amend the Company's Articles of Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value), all of which shall be considered as one proposal (the "Proposal") submitted to a vote of the holders of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock. The vote will be taken for or against the Proposal so that all three elements are considered in one vote. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. The affirmative vote, either in person or by proxy, of the holders of (1) more than 50% of the shares of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock outstanding as of the Record Date, voting as one combined voting class, and (2) more than 50% of the shares of Common Stock outstanding as of the Record Date, voting as a separate voting class, is necessary to approve the Proposal. Accordingly, if a stockholder abstains from voting certain shares on the approval of the Proposal, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote.

     The holder of Series D Preferred Stock and Series Z Preferred Stock owns approximately 71% of the total shares represented by the combined voting class of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock, and approximately 50.4% of the outstanding shares of Common Stock, and has indicated to the Company that it will vote all of its shares in favor of the Proposal. Consequently, approval of the Proposal is assured at the annual meeting.

Discretionary Matters

     As of the date of this proxy statement, the Board of Directors of the Company knows of no other matters which are likely to be presented for consideration at the annual meeting, except for Matters 1 and 2 described above. The Company has not received notice from any stockholder prior to the date of this proxy statement regarding any other matter to be presented at the annual meeting. Consequently, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxies will have discretionary authority to vote such proxies in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting.

                           RECENT CHANGE OF CONTROL

     On September 21, 1999, the Company and its subsidiaries, Inland Production Company ("IPC") and Inland Refining, Inc. ("Refining"), entered into an Exchange Agreement (the "Exchange Agreement") with Trust Company of the West, as Sub-Custodian for Mellon Bank for the benefit of Account No. CPFF 873-3032 ("Fund V"), TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Portfolio") (Portfolio and Fund V collectively being referred to as "TCW"), Inland Holdings LLC ("Holdings") and Joint Energy Development Investments II Limited Partnership

("JEDI"). Pursuant to the Exchange Agreement, Fund V agreed to exchange $75 million in principal amount of subordinated indebtedness of IPC plus accrued interest of $5.7 million and Portfolio agreed to exchange warrants to purchase 158,512 shares of Common Stock for the following securities of Inland issued to Holdings, whose members are Fund V and Portfolio: (1) 10,757,747 shares of Series D Preferred Stock, (2) 5,882,901 shares of Series Z Preferred Stock and
(3) 11,642,949 shares of Common Stock; and JEDI agreed to exchange the 100,000 shares of Inland's Series C Cumulative Convertible Preferred Stock ("Series C Preferred Stock") owned by JEDI, together with $2.2 million of accumulated dividends thereon, for (A) 121,973 shares of Series E Preferred Stock and (B) 2,920,975 shares of Common Stock (the "Recapitalization"). The Series C Preferred Stock bore dividends at a rate of $10 per share, had a liquidation preference of $100 per share and was required to be redeemed at a price of $100 per share not later than January 21, 2008.

     Following closing of the Exchange Agreement, Holdings owns 11,642,949 shares of Common Stock, representing approximately 50.4% of the outstanding shares of Common Stock at the Record Date, and JEDI owns 2,920,975 shares of Common Stock, representing approximately 12.6% of the outstanding shares of Common Stock at the Record Date. The Company's Articles of Incorporation, as amended (the "Articles"), provide that the Common Stock, Series D Preferred Stock, Series E Preferred Stock and Series Z Preferred Stock shall vote together as a single class and not as a separate voting group or class on all matters presented to the stockholders of the Company, except as mandated by law or as expressly set forth in the Articles. The Series D Preferred Stock and the Series E Preferred Stock vote with the Common Stock on a share-for-share basis and the Series Z Preferred Stock votes with the Common Stock on a share-for-share basis, but is entitled to the number of votes which would be equal to the total number of shares of Common Stock into which the Series Z Preferred Stock would be convertible, which is presently one share of Common Stock for each share of Series Z Preferred Stock. Pursuant to the Articles, the total number of votes of the combined class of Common Stock, Series D Preferred Stock, Series E Preferred Stock and Series Z Preferred Stock outstanding as of the Record Date is 39,856,310 votes, of which 28,283,597 votes (representing approximately 71% of the total) are owned by Holdings, and 3,042,948 votes (representing approximately 7.6% of the total) are owned by JEDI. TCW Asset Management Company has the power to vote and dispose of the securities owned by Holdings.

     In connection with the Exchange Agreement, the Company, Holdings, Fund V and JEDI entered into the Shareholders Agreement with the Smith Group. Certain members of the Smith Group could be viewed as having been in control of the Company prior to the Recapitalization. Under the Shareholders Agreement, Holdings, JEDI and the Smith Group also agreed with each other to vote their respective shares to ensure that the Board of the Company would consist of six members and that one member would be designated for election to the Board by the holders of Common Stock and Series Z Preferred Stock, voting together as one voting class. Each of JEDI and Holdings further agreed not to vote their respective shares of Common Stock and Series Z Preferred Stock in the election of such one designated Board member for as long as they owned Series D Preferred Stock or Series E Preferred Stock and the Smith Group continued to hold 10% or more of the combined outstanding shares of Common Stock and Series Z Preferred Stock; provided, that if Holdings does not at such time hold enough Series D Preferred Stock to entitle it to elect four members to the Board, Holdings will be entitled to vote an amount of its Common Stock proportionate to the reduction in number of directors it is entitled to designate as a holder of Series D Preferred Stock; and, provided, further, that if the Smith Group elected not to vote their shares of Common Stock, then JEDI and Holdings are entitled to vote their shares of Common Stock and Series Z Preferred Stock for the Common Stock designee to the Board. Each member of the Smith Group agreed not to vote their shares of Common Stock for the election of the one board member to be designated for election by the holders of Common Stock and Series Z Preferred Stock, voting together as a single voting class, as long as the Smith Group continued to hold 10% or more of the combined outstanding shares of Common Stock and Series Z Preferred Stock. JEDI has elected not to exercise its right to designate a Board member and, therefore, there will only be five members of the Board. Moreover, JEDI and Holdings have stated to the Company they will not vote their shares of Common Stock or Series Z Preferred Stock in the election of the Common Stock designee to the Board.

                                   MATTER 1
                             ELECTION OF DIRECTORS

     At the meeting, five directors are to be elected to hold office until the 2000 annual meeting of stockholders or until their successors are elected and qualified. The Company's Articles provide that the number of directors shall be fixed by the Board of Directors, but shall not be less than three members. The Board of Directors has fixed the number of directors at five. Four members of the Board of Directors are to be elected by the holders of Series D Preferred Stock and one member of the Board of Directors is to be elected by the holders of Common Stock and Series Z Preferred Stock voting together as one voting class.

Holder of Series D Preferred Stock

     The holder of Series D Preferred Stock is entitled to elect four of the five nominees for election to the Board of Directors. The nominees for consideration by the holder of Series D Preferred Stock are identified below under "Management."

     Proxies for shares of Series D Preferred Stock may not be voted for a greater number of persons than the number of Series D Preferred Stock nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxy FOR the election of the Series D Preferred Stock nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any Series D Preferred Stock nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another Series D Preferred Stock nominee to be selected by management.

     The enclosed form of Series D Preferred Stock proxy provides a means for the holder of Series D Preferred Stock to vote for all of the Series D Preferred Stock nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If the holder of Series D Preferred Stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the Series D Preferred Stock nominees listed therein or, as noted above, for other Series D Preferred Stock nominees selected by management. The withholding of authority or abstention will have the effect of a negative vote because there is only one holder of Series D Preferred Stock. Under Washington law, directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of Series D Preferred Stock will constitute a quorum. The shares held by the holder of Series D Preferred Stock who signs and returns the enclosed form of Series D Preferred Stock proxy will be counted for purposes of determining the presence of a quorum at the meeting, but such holder must also vote for the election of each Series D Preferred Stock nominee for such nominee's election to be valid.

     The Board of Directors recommends a vote FOR the four Series D Preferred
                                              ---
Stock nominees to the Board of Directors identified below under "Management."

Holders of Common Stock

     Holders of Common Stock are entitled to elect one of the five nominees for election to the Board of Directors. The nominee for consideration by holders of Common Stock is identified below under "Management."

     Proxies for shares of Common Stock may not be voted for a greater number of persons than the Common Stock nominee named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxy FOR the election of the Common Stock nominee named below unless authorization is withheld on the proxy. Management does not contemplate that the Common Stock nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for such individual will be voted for another Common Stock nominee to be selected by management.

     The enclosed form of Common Stock proxy provides a means for holders of Common Stock to vote for the Common Stock nominee listed therein or to withhold authority to vote for such nominee. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Common Stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the Common Stock nominee listed therein or, as noted above, for another Common Stock nominee selected by management. The withholding of authority or abstention will have no effect upon the election of the director by holders of Common Stock because under Washington law directors are elected by a plurality of the votes cast, assuming a quorum is present. As noted above, holders of Series

Z Preferred Stock and Common Stock are entitled to vote together as one voting class. However, the holder of Series Z Preferred Stock has agreed not to vote its shares in the election of the Common Stock nominee. Further, the holder of Series D Preferred Stock and Series E Preferred Stock and the Smith Group have agreed not to vote their respective shares of Common Stock in the election of the Common Stock nominee, but the shares of Common Stock held by the holders of Series D Preferred Stock and Series E Preferred Stock, and the Series Z Preferred Stock will be considered to be present at the meeting for purposes of assuring that a quorum of the combined outstanding shares of Common Stock and Series Z Preferred Stock is present. The election of the Common Stock nominee, however, will be based on a plurality vote of the remaining 2,817,694 shares of Common Stock outstanding.

     The Board of Directors recommends a vote FOR the Common Stock nominee to
                                              ---
the Board of Directors identified below under "Management."



                                   MATTER 2
           REVERSE SPLIT AND AMENDMENTS TO ARTICLES OF INCORPORATION


Introduction

     The Board of Directors of the Company has adopted a resolution approving, and recommends to the holders of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock that they approve, (1) an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares (without affecting par value) ("Amendment No. One", a copy of which is attached hereto as Annex A), (2) a 1-for-10 reverse stock split of the Company's then authorized (without affecting par value) and presently issued and outstanding shares of Common Stock and the 5,882,901 shares of Common Stock into which the Series Z Preferred Stock will be automatically converted upon the filing of Amendment No. One (the "Reverse Split"), and (3) an amendment to the Company's Articles of Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value) ("Amendment No. Two", a copy of which is attached hereto as Annex B), all of which shall be considered as one proposal (the "Proposal") submitted to a vote of the holders of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock. The vote will be taken for or against the Proposal so that all three elements are considered in one vote. The Proposal was adopted by the Company's Board of Directors and is subject to approval by the holders of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock.

     On the Record Date, Holdings owned 11,642,949 shares of Common Stock, representing approximately 50.4% of the outstanding shares of Common Stock as a single class, and 10,757,747 shares of Series D Preferred Stock and 5,882,901 shares of Series Z Preferred Stock, representing, together with its Common Stock, approximately 71% of the total outstanding shares of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock as a combined voting class. Holdings has indicated to management of the Company that it intends to vote its shares for the approval of the Proposal, which will ensure such approval by the holders of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock.

     Upon approval of the Proposal at the annual meeting, the following actions will take place:

     1. Amendment No. One will be filed with the State of Washington on December 14, 1999 (the "Effective Date") and the number of authorized shares of Common Stock will be increased from 25,000,000 shares to 100,000,000 shares (without affecting par value) as of the Effective Date.

     2. The Reverse Split of the Company's 100,000,000 authorized (without affecting par value) and existing issued and outstanding Common Stock and the 5,882,901 shares of Common Stock into which the Series Z Preferred Stock will automatically convert on the filing of Amendment No. One will occur and such authorized and issued and outstanding shares will automatically be divided by 10, and each holder of 10 shares of Common Stock will automatically become the holder of one post-split share of Common Stock. No fractional shares will be deemed issued in connection with the Reverse Split, and any fractional shares that may result will be rounded up to the nearest whole post-split share. The certificates representing the existing pre-split outstanding shares of Common Stock will not be required to be exchanged for new certificates representing post-split shares. Rather, the existing certificates shall be deemed to automatically constitute and represent the correct number of post-split shares without further action by the stockholders, and new certificates will only be issued as old certificates are delivered to the Company's transfer agent as transfers of shares occur after the Effective Date. As a result of the Reverse Split, the number of authorized shares will be reduced from 100,000,000 to 10,000,000 shares (without affecting par value) and the number of outstanding shares of Common Stock on the Effective Date will be reduced from 28,976,590 shares to approximately 2,897,659 shares (subject to minor adjustments due to the rounding up of fractional shares).

     3. Immediately following the Effective Date, Amendment No. Two will be filed with the State of Washington and the number of post-split authorized shares of Common Stock will be increased from 10,000,000 post-split shares to 25,000,000 post-split shares (without affecting par value). Immediately after filing Amendment No. Two with the State of Washington, the Company will have authorized 25,000,000 shares of Common Stock, of which approximately 2,897,659 shares will be issued and outstanding (subject to minor adjustments due to the rounding up of fractional shares).

     The enclosed forms of proxy provide a means for holders of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock to vote for or against the Proposal, or to withhold authority to vote for the Proposal. Each properly executed Proxy received in time for the meeting will be voted as specified thereon. If a holder of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock or Common Stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the Proposal. The affirmative vote, either in person or by proxy, of the holders of (1) more than 50% of the shares of Series D Preferred Stock, Series E Preferred Stock, Series Z Preferred Stock and Common Stock outstanding as of the Record Date, voting as one combined voting class, and (2) more than 50% of the shares of Common Stock outstanding as of the Record Date, voting as a separate voting class, is necessary to approve the Proposal. Accordingly, if a stockholder abstains from voting certain shares on the approval of the Proposal, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote. However, as noted above, Holdings has advised management that it intends to vote for the Proposal and, as a result, approval of the Proposal is assured.

     The voting rights and other rights attributable to Common Stock will not be altered by the Proposal. Except for the rounding up of fractional shares (which will result in only minor adjustments), the proposed Reverse Split will not affect any stockholder's proportionate equity interest in the Company. The Proposal will not change the par value of Common Stock. The only effect on the Company's consolidated financial statements will be a reclassification of the capital accounts on the Company's balance sheet and a recalculation of loss per share and weighted average shares outstanding as if the Reverse Split had occurred on the first day of each period presented.

Reasons for Proposed Reverse Split

     The Board of Directors of the Company is of the opinion that the current price per share of the Company's Common Stock has a tendency to diminish the effective marketability of such stock because of the reluctance of many leading brokerage firms to recommend lower-priced stocks to their clients. Additionally, the policies and practices of a number of brokerage houses tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of such policies and practices pertain to the payment of broker's commissions and to time consuming procedures that operate to make the handling of lower-priced stocks unattractive to brokers from an economic perspective. The structure of trading commissions also tends to have an adverse impact upon holders of lower-priced stocks since the brokerage commission payable on the sale of a lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced stock. The foregoing factors adversely affect the price and liquidity of the Common Stock, and could also affect the Company's ability to raise additional capital through a sale of equity securities. While the Company may pursue attempts to raise additional equity capital through a sale of equity securities at some future time following the Reverse Split, there are no current plans to raise such additional capital and there can be no assurance that additional capital can be raised on terms acceptable to the Company, even if the Reverse Split is approved.

     The Board of Directors is hopeful that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed Reverse Split, and the anticipated corresponding increased price per share, will stimulate interest in the Company's post-split Common Stock and possibly promote greater liquidity for the Company's stockholders with respect to those shares held by them. However, the possibility does exist that such liquidity could be adversely affected by the reduced number of shares which would be outstanding after the proposed Reverse Split.

     The Board of Directors is also hopeful that the proposed Reverse Split will result in a price level for the shares that would mitigate the present reluctance, policies and practices on the part of brokerage firms referred to above and diminish the adverse impact of trading commissions on the potential market for the Company's stock. However, there can be no assurance that the proposed Reverse Split will achieve the desired results which have been outlined above, nor can there be any assurance that the Reverse Split will not adversely impact the market price of the Common Stock or, alternatively, that any increased price per share of the Common Stock immediately after the proposed Reverse Split will be sustained for any prolonged period of time. In addition, the Reverse Split may have the effect of creating odd lots of stock for some stockholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

     Management of the Company is not aware of any present efforts by any person or persons to accumulate Common Stock in order to obtain control of the Company and the proposed Reverse Split is not intended to be an anti-takeover device. The approval of the Proposal is being sought simply to enhance the image of the Company and to price the Common Stock in a price range more acceptable to the brokerage community and to investors.

Reasons for Increase of Post-Split Number of Authorized Shares

     Amendment No. Two will be filed immediately after the Effective Date in order to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares. After giving effect to the Reverse Split on the Effective Date, the Company will have approximately 2,897,659 shares (subject to minor adjustments due to rounding of fractional shares) outstanding, which would represent approximately 30% of the authorized shares if Amendment No. Two was not implemented. In order to provide the Company with flexibility to engage in financing and other acquisition transactions with Common Stock, and to otherwise have sufficient shares of Common Stock available for issuance from time to time by the Board of Directors upon its determination that such issuance is appropriate and in the best interest of the Company, the Board has approved, and recommends that the holders of Common Stock approve as part of the Proposal, Amendment No. Two increasing the number of post-split authorized shares of Common Stock to 25,000,000 shares. Other than various options and warrants representing approximately 144,516 post-split shares, the Company is not presently a party to any agreement, letter of intent or understanding with any other party respecting any merger, acquisition, or other transaction that would result in the issuance of additional Common Stock.


General Effect of Proposal

     The effect of the Proposal on the aggregate number of shares of the Company's Common Stock is as follows:


                                Prior to           After
Number of shares                Proposal           Proposal
----------------                --------           --------

Common Stock
     Authorized                 25,000,000         25,000,000
     Outstanding                23,093,689          2,897,659/(1)/
     Available for issuance      1,906,311         22,102,341/(1)/
     Par value per share       $      .001        $      .001

                              Prior to         After
Number of shares              Proposal         Proposal
----------------              --------         --------

Preferred Stock
     Authorized               20,000,000       20,000,000
     Outstanding Series D     10,757,747       10,757,747
     Outstanding Series E        121,973          121,973
     Outstanding Series Z      5,882,901                -

Pro forma financial data (in thousands)/(2)/
--------------------------------------------

                                   Prior to Proposal      After Proposal
                                   -----------------      --------------

Mezzanine equity
     Series D Preferred Stock          $  60,500             $  60,500
     Series E Preferred Stock              8,000                 8,000

Stockholders' equity
     Series Z Preferred Stock              7,280                     -
     Common stock                             23                     3/(1)/
     Additional paid-in capital           66,694                73,994/(1)/
     Accumulated deficit                 (35,729)              (35,729)
                                       ---------             ---------
      Total stockholders' equity       $  38,268             $  38,268
                                       =========             =========

_________________________

(1) Subject to minor adjustment due to rounding of fractional shares. Also includes conversion of Series Z Preferred Stock into Common Stock.
(2) Based upon audited financial information at December 31, 1998, as adjusted on a pro forma basis to give effect to the Recapitalization of the Company on September 21, 1999 and the resulting issuance of 10,757,747 shares of Series D Preferred Stock, 121,973 shares of Series E Preferred Stock, 5,882,901 shares of Series Z Preferred Stock and 14,563,924 shares of Common Stock, and the cancellation of 100,000 shares of Series C Preferred Stock and the accrued dividends thereon. The Series Z Preferred Stock automatically converts into 5,882,901 shares of Common Stock upon approval of the Proposal.


Effect Upon Outstanding Options and Warrants

     In connection with the Proposal, all outstanding options and warrants exercisable for 144,516 shares of Common Stock will be adjusted so that the number of shares issuable upon the exercise of such outstanding options or warrants will be decreased in proportion to the 1-for-10 Reverse Split, and the exercise price per share under such outstanding options and warrants will be proportionately increased. Outstanding options and warrants will be rounded up to the nearest whole share and no cash payment will be made in respect of any fractional share. The Company's Amended 1988 Option Plan and the 1997 Option Plan (the "Plans") presently provide for 212,800 shares and 500,000 shares, respectively, which will be decreased proportionately so that the number of post-split shares authorized under the Plans will equal 21,280 shares and 50,000 shares, respectively.

Effect on Series D and Series E Preferred Stock

     The Company also has outstanding, 10,757,747 shares of Series D Preferred Stock and 121,973 shares of Series E Preferred Stock. Neither the Proposal nor the Reverse Split will have an effect on the Series D Preferred Stock or Series E Preferred Stock.

Effect on Series Z Preferred Stock

     The Company also has outstanding 5,882,901 shares of Series Z Preferred Stock which are convertible into 5,882,901 shares of Common Stock immediately upon filing of Amendment No. One with the State of Washington. The converted shares of Common Stock will be split 1-for-10 as part of the Reverse Split, so that the holder of former shares of Series Z Preferred Stock will have 588,291 post-split shares of Common Stock upon conversion of the Series Z Preferred Stock.

No Exchange of Stock Certificates

     As noted above under "Introduction", each current certificate representing issued and outstanding shares of Common Stock prior to the Reverse Split shall be deemed to automatically constitute and represent the correct number of post-split shares after the Effective Date without further action by the stockholders, and it will not be necessary for any stockholder to surrender the existing certificates representing such Common Stock.

Federal Income Tax Consequences

     A summary of the federal income tax consequences of the proposed Reverse Split is set forth below. The following discussion is based upon present federal tax law and does not purport to be a complete discussion of such consequences. Accordingly, STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

     1. The proposed Reverse Split will not be a taxable transaction to the Company.

     2. A stockholder will not recognize any gain or loss as a result of the Reverse Split.

     3. The aggregate tax basis of a stockholder's post-split shares of Common Stock (including any fractional shares issued in connection with the rounding up of fractional shares) will equal the aggregate tax basis of the stockholder's shares of pre-split Common Stock. The holding period of the post-split Common Stock generally will include the holding period of the stockholder's pre-split Common Stock, provided the pre-split shares of Common Stock were capital assets in the hands of such stockholder.

No Dissenters' Rights

     Under Washington law, stockholders are not entitled to dissenters' rights with respect to the Reverse Split or any other element of the Proposal.

     The Board of Directors recommends a vote FOR approval of the Proposal.
                                              ---


                                  MANAGEMENT


Director Nominees and Executive Officers

     The following table provides information as of November 1, 1999, with respect to each of the Company's directors, director nominees and executive officers:

                                                                                      Served as Executive
                                                                                           Officer or
       Name                        Age                  Position                         Director Since
       ----                        ---                  --------                         --------------
                                   Directors and Director Nominees
   Series D Preferred
   Stock Nominees:

   John D. Lomax /(1)/               75            Director (Chairman)                        1999

   Bill I. Pennington                47            Director, Chief Executive                  1994
                                                   Officer and Chief Financial
                                                   Officer

   Marc MacAluso                     39            Director                                   1999

   T Brooke Farnsworth /(1)/         54            Director                                   1999


   Common Stock Nominee:

   John E. Dyer /(2)/                37            Director, President                        1993
                                                   and Chief Operating Officer


                                     Other Executive Officers

   Michael J. Stevens                34            Vice President, Secretary                  1993
                                                   and Treasurer

   William T. War                    56            Vice President                             1998

____________________

(1)  Member of the Audit Committee.
(2) Mr. Dyer is resigning as President and Chief Operating Officer of the Company effective December 31, 1999, unless the Company causes such resignation to be effective on November 30, 1999. He has also agreed to resign as a director upon the written request of a majority of the Board or TCW Asset Management Company.

     John D. Lomax. Mr. Lomax has served as Chairman since September 23, 1999 and a director of the Company since September 13, 1999. He also served as Chairman and a director of the Company from September 1994 until September 1996. Mr. Lomax has been retired for the past five years.

     Bill I. Pennington. Mr. Pennington has served as Chief Financial Officer of the Company since September 21, 1994, and as Chief Executive Officer since September 23, 1999. He also served as Vice President from March 22,1996 until his election as Chief Executive Officer. He was appointed as a director of the Company on September 23, 1999. He served as a director of the Company from September 21, 1994 until September 25, 1996 and as Treasurer of the Company from September 21, 1994 until March 22, 1996. He also served as President, Chief Operating Officer and a Director of Lomax Exploration Company, now known as Inland Production Company ("IPC"), from May 1987 until the Company's acquisition of IPC on September 21, 1994. From March 1986 until May 1987, Mr. Pennington was a manager with the accounting firm of Coopers & Lybrand in Houston, Texas. Mr. Pennington is a certified public accountant.

     Marc MacAluso. Mr. MacAluso was appointed as a director on October 14, 1999. He has been Senior Vice President of TCW Asset Management Company in Houston, Texas since August 1994, where he is involved in all aspects of mezzanine financing for TCW's Energy Group. He joined TCW Asset Management Company after leading new business development at American Exploration Company. Prior to American Exploration Company, his experience includes various assignments with Shell Oil Company and Shell Western E&P, Inc.

     T Brooke Farnsworth. Mr. Farnsworth was appointed as a director on September 13, 1999. He was a director of the Company from September 1994 until September 1996. Mr. Farnsworth has practiced law in Houston, Texas for more than 27 years, where presently he is the Managing Partner of the law firm of Farnsworth & vonBerg. He served as Secretary of IPC from 1985 until September 21, 1994 and as a director of IPC from 1992 until September 21, 1994.

     John E. Dyer. Mr. Dyer has been Chief Geologist of the Company since March 1, 1993, President since November 20, 1998, Vice President of the Company from April 28, 1993 until November 20, 1998 and Chief Operating Officer of the Company since March 22, 1996. He was appointed as a director on September 23, 1999. Mr. Dyer will resign as President and Chief Operating Officer of the Company effective December 31, 1999, unless the Company elects to cause such resignation to be effective November 30, 1999. From January 1992 until his association with the Company, Mr. Dyer was an independent consulting geologist to the oil and gas industry for various companies. From March 1988 through December 1991, he was the Chief Geologist for Miller Oil Company.

     Michael J. Stevens. Mr. Stevens has been the Controller of the Company since June 28, 1993, the Secretary since September 30, 1993 and a Vice President since April 30, 1997. He was the Treasurer of the Company from September 30, 1993 until September 21, 1994, and was reappointed as Treasurer on March 22, 1996. Prior to his association with the Company, he was a manager with Coopers & Lybrand and senior internal auditor at Diversified Energy, Inc., a publicly traded oil and gas company in Minneapolis, Minnesota. Mr. Stevens is a certified public accountant.

     William T. War.  Mr. War has served as Vice President of the Company since
October 5, 1998.   From June, 1990 until his association with the Company, Mr.
War was Project Manager for Louisiana Land & Exploration/Burlington Resource's Lost Cabin Gas Plant. From October 1978 to November 1987, he founded and served as President of Fuel Chemicals Incorporated and co-founded and served as Executive Vice President of JN Exploration and Production and JN Incorporated/Nielson International. Prior thereto since 1966, he served in engineering, management and executive positions with Shell, Union Carbide, Dow Chemical and Husky Oil.

Meetings, Committees and Compensation of Directors

     The Company has an Audit Committee, but does not have a nominating committee or compensation committee.

     The Audit Committee reviews financial press releases and earnings reports and recommends to the Board the independent public accountants to be used by the Company. Its current members are Messrs. Lomax and Farnsworth. They were appointed as members on September 23, 1999. The members of the Audit Committee during fiscal 1998 were Arthur J. Pasmas, Gregory S. Anderson and Paul C. Schorr
IV.  The Audit Committee held one meeting in 1998.

     The Board of Directors of the Company held a total of eight meetings during 1998 and took seven actions by written consent. Directors of the Company are entitled to reimbursement for their reasonable expenses in connection with their travel to and from, and attendance at, meetings of the Board of Directors or committees thereof. Prior to September 23, 1999, directors of the Company who were not employees were paid an annual fee of $12,000, plus $1,000 for each meeting attended personally, $500 for each meeting attended telephonically and $500 for each meeting of any committee whether attended personally or telephonically. Effective September 23, 1999, members of the Board who are not employees of the Company will be paid an annual fee of $25,000 and no additional meeting fees for meetings of the Board or any committee. Prior to September 23, 1993, each non-employee director was also granted an option for 6,000 pre-split shares of Common Stock upon the date of initial election and upon the date of each reelection to the Board at an exercise price equal to the fair market value of the Common Stock on the business day preceding the date of election or reelection. The Board of Directors may also grant discretionary options to directors.

     Messrs. Lomax and Farnsworth each received $25,000 as compensation for serving on the Special Committee of the Board of Directors which evaluated the Recapitalization and made recommendations to the full Board of Directors.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who beneficially own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission").

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Exchange Act or upon written representations received by the Company, the Company is not aware of any failure by any officer, director or beneficial owner of more than 10% of the Company's Common Stock to timely file with the Commission any Form 3, 4 or 5 during 1998.

Certain Transactions

     TCW Indebtedness. IPC owed Fund V $75 million in principal amount of subordinated indebtedness at December 31, 1998, and $75 million in principal and accrued interest of $5.7 million at September 21, 1999. As noted above under "Recent Change of Control," Fund V agreed to exchange such indebtedness for shares of Series D Preferred Stock, Series Z Preferred Stock and Common Stock issued to Holdings. Marc MacAluso is Senior Vice President of TCW Asset Management Company. TCW Asset Management Company has the power to vote and dispose of the securities owned by Holdings.

     Exchange of Series C Preferred Stock. As noted above under "Recent Change of Control," JEDI agreed pursuant to the Exchange Agreement to exchange its 100,000 shares of Series C Preferred Stock having a redemption price of $10 million, together with 2.2 million of accumulated dividends, for 121,973 shares of Series E Preferred Stock and 2,920,975 shares of Common Stock.

     Registration Rights Agreement. In connection with the Exchange Agreement, the Company entered into a Registration Rights Agreement (the "Registration Agreement") with Holdings, Portfolio, JEDI and the Smith Group pursuant to which the Company granted Holdings, JEDI and the Smith Group piggy-back registration rights to include their shares on any registration statement filed by the Company under the Securities Act of 1933, as amended, subject to standard underwriters' kick-out clauses and other conditions. The Company also granted to Holdings, JEDI and the Smith Group demand registration rights which entitle Holdings to require the Company to file up to three registration statements to register its shares, entitle JEDI to require the Company to file up to two registration statements to register its shares and entitle the Smith Group to require the Company to file one registration statement to register its shares. The Company will be responsible for paying the costs and expenses associated with all registration statements, including the fees of one law firm acting as counsel to the holders requesting registration, but excluding underwriting discounts and commissions and any other expenses of the party requesting registration.

     Farmout Agreement. The Company entered into a Farmout Agreement with Smith Management LLC ("Smith Management") effective June 1, 1998. As of December 31, 1998, SEP, an affiliate of Smith Management, received 152,220 pre-split shares of Common Stock as payment of proceeds under the Farmout Agreement. Effective November 1, 1998, an Amendment to the Farmout Agreement was executed that suspended future drilling rights under the Farmout Agreement until such time as both the Company, Smith Management and the Company's senior lenders agreed to recommence such rights. In addition, a provision was added that gave Smith Management the option to receive cash rather than Common Stock if the average stock price was calculated at less than $3.00 per share, such cash only to be paid if the Company's senior lenders agreed to such payment. The Farmout Agreement was further amended on September 21, 1999 as part of the Recapitalization to eliminate this option, to provide for cash payments only effective June 1, 1999, and to allow the Company to retain all proceeds under the Farmout Agreement accrued from November 1, 1998 through May 31, 1999. The Farmout Agreement provides that Smith Management will reconvey all drillsites to the Company once Smith Management has recovered from production an amount equal to 100% of its expenditures, including management fees and production taxes, plus an additional sum equal to 18% per annum on such expended sums.

     Consulting Agreement. The Company entered into a Consulting Agreement with Arthur J. Pasmas on September 21, 1999 pursuant to which Mr. Pasmas will receive $200,000 annually for consulting services to be provided to the Company until September 21, 2002. Mr. Pasmas has been Vice President of Smith Management (or affiliated entities) since 1987.

     Severance Agreement. The Company expects to enter into a Severance Agreement with John E. Dyer in November 1999 pursuant to which the Company will agree to pay $157,500 as his severance payment under his employment agreement and grant him an option to become effective as of May 1, 2000, which option will be exercisable after May 1, 2000 and before May 30, 2000, to acquire certain real estate in Duchesne County, Utah from the Company for $100 plus the assumption of the Company's obligations under a deed of trust with an outstanding balance of $168,000 at October 31, 1999. The Company paid $217,000 for this real estate in May 1995.

Executive Compensation

     Summary Compensation Table. The following table sets forth the compensation earned by the Company's Co-Chief Executive Officers and each of its three other most highly compensated executive officers for the year ended December 31, 1998 (collectively, the "Named Officers") in salary and bonus for services rendered in all capacities to the Company for the fiscal years ended December 31, 1998, 1997 and 1996:

                                                                                                 Long Term
                                                       Annual Compensation                      Compensation
                                                 -------------------------------                ------------
                                                                                                 Securities
                                                                                                 Underlying
                                                                             Other Annual        Options or
Name/Principal Position              Year        Salary          Bonus       Compensation        Warrants
-----------------------              ----       --------        -------      ------------        ----------
Arthur J. Pasmas,                    1998          --                 --             --                --
Co-Chief Executive Officer

Kyle R. Miller,                      1998       $250,000              --        $36,373(1)             --
Co-Chief Executive Officer           1997       $199,559         $85,000        $19,147           295,000
                                     1996       $180,000         $45,000        $71,924(2)        100,000

John E. Dyer,                        1998       $175,000              --        $21,934(3)             --
President and                        1997       $148,187         $60,000        $ 1,681           220,000
  Chief Operating Officer            1996       $109,400         $34,375        $ 4,609            50,000

Bill I. Pennington,                  1998       $175,000              --        $21,705(4)             --
Vice President and                   1997       $148,236         $60,000        $ 3,958           185,000
  Chief Financial Officer            1996       $137,500         $34,375        $ 2,043            50,000

Michael J. Stevens,                  1998       $100,000              --        $13,933(5)             --
Vice President, Secretary and        1997       $ 90,430         $25,000        $ 3,459           100,000
  Treasurer                          1996       $ 73,507         $ 5,000        $ 1,187            12,240

_____________________


(1) Vacation compensation in 1998 for Mr. Miller totaled $15,623 and 401(k) matching compensation totaled $8,750. In addition, Mr. Miller received $12,000 compensation with respect to his automobile.

(2) Includes a $50,000 payment for Mr. Miller canceling his prior employment agreement and entering into a new one.
(3) Vacation compensation in 1998 for Mr. Dyer totaled $13,126 and 401(k) matching compensation totaled $8,808.
(4) Vacation compensation in 1998 for Mr. Pennington totaled $12,453 and 401(k) matching compensation totaled $9,252.
(5) Vacation compensation in 1998 for Mr. Stevens totaled $7,933 and 401(k) matching compensation totaled $6,000.


    Option/Warrant/SAR Grants. The Company granted no options, warrants or SAR grants during 1998.

    Option/Warrrant/SAR Exercises and Year-End Value Table. The following table sets forth certain information regarding option exercises and the value of the outstanding options and warrants to purchase Common Stock and SARS held by the Named Officers at December 31, 1998:

                                                                                                    Value of Unexercised
                                                   Number of Securities Underlying                   In-the-Money Options
                             Number of Shares     Unexercised Options at Fiscal Year End             Fiscal Year End(1)
                                                  --------------------------------------            -----------------
                              Acquired on         Realized
Name                           Exercise            Value        Execisable    Unexercisable      Exercisable      Unexecisable
----                          -------------       --------      ----------    -------------      -----------      ------------
Arthur J. Pasmas                  --                  --            15,000              --                --           --

Kyle R. Miller                    --                  --           396,411         222,500                --           --

John E. Dyer                      --                  --           120,500         160,000                --           --

Bill I. Pennington                --                  --           100,833         134,167                --           --

Michael J. Stevens                --                  --            28,907          83,333                --           --

_____________________

(1) Value is based on the closing bid price of $1.19 per share on December 31, 1998.


Compensation Committee Interlocks and Insider Participation

Arthur J. Pasmas served as Chairman of the Compensation Committee of Inland's Board of Directors and also served as Co-Chief Executive Officer. Mr. Pasmas received no compensation for his duties as Co-Chief Executive Officer in 1998.

Report from the Compensation Committee Regarding Executive Compensation

     The Compensation Committee of the Board of Directors determines the compensation of the Named Officers. The Compensation Committee has furnished the following report on executive compensation in connection with this Annual Report.

     Compensation Philosophy. As members of the Compensation Committee, it is our duty to administer the executive compensation program for the Company. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of the Company, evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board of Directors with regard to executive compensation. The Company's compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operations, financial and strategic objectives and increases in stockholder value. The Compensation Committee regularly reviews the compensation packages of the Company's executive officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, the Company's financial performance, the market compensation for executives of similar background and experience and the performance of the executive officer under consideration. The particular elements of the Company's compensation programs for executive officers are described below.

     Compensation Structure. The executive base compensation for the Named Officers is intended to be competitive with that paid in comparably situated industries, taking into account the scope of responsibilities and internal relationships. The goals of the Compensation Committee in establishing the Company's executive compensation program are:

(1) To fairly compensate the executive officers of the Company for their contributions to the Company's short-term and long-term performance. The elements of the Company's executive compensation program are (a) annual base salaries, (b) annual bonuses and (c) equity incentives.

(2) To allow the Company to attract, motivate and retain the management personnel necessary to the Company's success by providing an executive compensation program comparable to that offered by companies with which the Company competes for management personnel. Individual's base salaries are determined by the Compensation Committee based on the scope of the executive's responsibilities, a subjective evaluation of the executive's performance and the length of time the executive has been in the position.

     Executive Officer Employment Agreements. Each of the Named Officers, other than Arthur J. Pasmas, is party to an employment agreement, as described below, which affects the amount of his compensation.

     Executive Compensation Deductibility. It is the Company's intent that amounts paid pursuant to the Company's compensation plans will generally be deductible compensation expenses. The Compensation Committee does not currently anticipate that the amount of compensation paid to the Named Officers will exceed the amounts specified as deductible pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

                            COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                                    Arthur J. Pasmas, Chairman
                                                    Bruce M. Schnelwar

Employment Agreements

     On June 1, 1996, Kyle R. Miller, Bill I. Pennington and John E. Dyer entered into one-year employment agreements with the Company to serve as President and Chief Executive Officer (Mr. Miller), Vice President and Chief Financial Officer (Mr. Pennington) and Vice President and Chief Operating Officer (Mr. Dyer), and on May 1, 1997, Michael J. Stevens entered into a one-year employment agreement with the Company to serve as Vice President, Secretary and Treasurer. On September 8, 1998, William T. War entered into an employment agreement to serve as Vice President. Under their respective employment agreements, Messrs. Miller, Pennington, Dyer, Stevens and War will receive an annual base salary of $250,000, $175,000, $175,000, $100,000 and $150,000,
respectively, and Mr. Miller will also receive a monthly car allowance of $1,000. Such agreements also entitle each person to participate in all employee benefit plans and programs of the Company. Each employment agreement automatically renews for successive one year periods, unless terminated by the Company for cause or without cause, or by the employee. If terminated without cause by the Company, the Company is required to pay Mr. Miller 150% of his base salary and bonus paid during the calendar year preceding termination, to pay Messrs. Pennington, Dyer and Stevens 100% of their respective base salaries and bonuses paid during the 12 months preceding termination and to pay Mr. War 50% of his base salary at termination. Each agreement also provides that if the employee is permanently disabled during the term of the agreement, he will continue to be employed at 50% of his base salary until the first to occur of his death, expiration of 12 months, or expiration of the then-current term of the employment agreement. Each employee also agreed not to compete, directly or indirectly, against the Company for a period of one year following termination of his employment, within a 100 mile radius of any oil or gas property owned by the Company. Mr. Miller also agreed, as part of his employment agreement, to the termination of his warrant agreement dated July 23, 1993 pursuant to which he was entitled to be granted a five-year warrant equal to 5% of the number of shares, options or warrants issued or granted by the Company at any time during the term of such agreement, and the Company and Mr. Miller agreed that all prior warrants granted under such warrant agreement would expire June 1, 2003. The employment agreements of Messrs. Pennington, Dyer and Stevens contain change of control provisions which have the effect of permitting them to terminate their agreements and receive 12 months salary and bonus upon a change of control of Inland.

     Effective September 23, 1999, Mr. Miller resigned as Chief Executive Officer and he and the Company entered into a Severance Agreement pursuant to which the Company made a severance payment to him of $375,000 and Mr. Miller agreed to cancel all outstanding warrants and options granted to him. The Company and Mr. Miller mutually agreed to terminate his employment agreement, including the noncompetition provision, and granted mutual releases to each other. Mr. Miller also resigned as a member of the Board effective October 11, 1999.

     As noted above, the Company and Mr. Dyer expect to enter into a Severance Agreement in November 1999 pursuant to which, among other things, the Company and Mr. Dyer will agree to mutually terminate his employment agreement, including the noncompetition provision, effective December 31, 1999, or November 30, 1999 if elected by the Company. The Company expects to also agree to pay Mr. Dyer $157,500 as his severance payment due under his employment agreement and expects Mr. Dyer to cancel all outstanding warrants and options granted to him. Mr. Dyer has agreed to resign from the Board upon the written request for such resignation from a majority of the remaining members of the Board or from TCW Asset Management Company. The parties also expect to grant mutual releases to each other.

     The Company agreed to enter into new employment agreements with Messrs. Pennington and Stevens, to be effective October 1, 1999, pursuant to which the Company and Messrs. Pennington and Stevens mutually agreed to terminate their prior employment agreements, Messrs. Pennington and Stevens agreed to cancel all outstanding options or warrants granted to them, the Company agreed to grant new options or warrants to Mr. Pennington (875,000 shares of Common Stock) and Mr. Stevens (292,000 shares of Common Stock) exercisable at the closing sale price of the Common Stock on the effective date of their new employment agreements ($0.9375 per share) and vesting over a five year period. Each of Messrs. Pennington and Stevens waived their right to terminate their prior employment agreements upon the change of control occasioned by the Recapitalization and to waive their severance payment thereunder. Pursaunt to their new employment agreements, the Company agreed to pay them base salaries of $250,000 (Mr. Pennington) and $130,000 (Mr. Stevens), a retention bonus of $100,000 (Mr. Stevens), payable $50,000 on execution of the agreement and $10,000 during each of the next five quarters, and a performance bonus of $250,000 (Mr. Pennington) and $125,000 (Mr. Stevens) vesting ratably over the next three years based on the Company meeting or exceeding certain performance criteria, and payable ratably over the following three years. Their new employment agreements also entitle them to participate in all employee benefit plans and programs of the Company. Each agreement also provides that if the employee is permanently disabled during the term of the Agreement, he will continue to be employed at 50% of his base salary until the first to occur of his death, expiration of 12 months, or expiration of the employment agreement. On a subsequent change of control of the Company, any unvested portion of their options or warrants immediately vest and any unvested portion of their performance bonuses immediately vest and are payable if they are terminated by the Company within 90 days. Mr. Pennington's new employment agreement provides that if his employment is terminated by the Company for any reason prior to September 30, 2001, he will receive a termination payment of $168,000, decreased by $21,000 for each calendar quarter during which he was employed by the Company under the new employment agreement. The new employment agreement of Mr. Stevens provides that if the Company terminates his employment for any reason, he will be paid any unpaid portion of his retention bonus.


                     [This Space Intentionally Left Blank]

Performance Graph

     The following graph shows a comparison of cumulative total stockholder returns for the Common Stock of Inland, the Nasdaq U.S. Composite Index and the composite peer group over the last five Inland fiscal years.

             COMPARISON OF CUMULATIVE STOCKHOLDER TOTAL RETURN (1)

                                   [GRAPHIC]



    AMONG THE COMPANY, NASDAQ U.S. COMPOSITE INDEX AND COMPOSITE PEER GROUP

                                 December 31,   December 30,   December 29,    December 31,    December 31,     December 31,
                                 -----------    -----------    -----------     -----------     -----------      -----------
                                    1993           1994           1995            1996            1997             1998
                                    ----           ----           ----            ----            ----             ----
Inland Resources Inc........        100             100           150             268              328               42
Nasdaq U.S. Composite Index         100              98           138             170              208              293
Peer Group (2)..............        100              83            86             162              178               75

_______________

(1) Total return assuming reinvestment of dividends. Assumes $100 invested on December 31, 1993 in Common Stock of Inland, the Nasdaq Composite Index and the composite peer group.
(2) The Company maintains as its peer group the following companies: Abraxas Petroleum Corporation, Bellwether Exploration Company, Coho Energy, Inc., Credo Petroleum Corporation, Equity Oil Company, The Exploration Company, Mallon Resources Corporation, Parallel Petroleum Corporation, Prima Energy Corporation and Southern Mineral Corporation. This peer group was selected based on market capitalization, total assets and general geographical area.

          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT


     The following table sets forth certain information regarding the ownership of Common Stock, Series D Preferred Stock, Series E Preferred Stock and Series Z Preferred Stock as of October 31, 1999, by each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock, Series D Preferred Stock, Series E Preferred Stock or Series Z Preferred Stock, each current director and director nominee, each Named Officer, and all executive officers, directors and director nominees of the Company as a group, based on information provided to the Company by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table:

                               Preferred Stock                               Common Stock
                               ---------------                            -------------------

                                                                                                Number of Shares-
                                                                                                   Assuming
                                     Number                         Number                         Conversion of
        Name and Address               of                             of                       Series Z Preferred
        of Beneficial Owner          Shares          Percent        Shares       Percent             Stock            Percent
        -------------------          ------          -------        ------       -------             -----            -------

                                           Series D
                                       Preferred Stock
                                       ---------------


Inland Holdings LLC /(1)/          10,757,747         100.0              -            -                  -                -
  TCW Asset
  Management Company
  1000 Louisiana Street
  Suite 2175
  Houston, Texas 77002


                                           Series E
                                       Preferred Stock
                                       ---------------

Enron Corp. /(2)/                     121,973         100.0      2,920,975         12.6          2,920,975             10.1
  Joint Energy Development
  Investments II Limited
  Partnership
  1400 Smith Street
  Houston, Texas 77002


                                           Series Z
                                       Preferred Stock
                                       ---------------

Inland Holdings Llc /(1)/           5,882,901         100.0     11,642,949         50.4         17,525,850             60.5
  TCW Asset
  Management Company
  (see above)


Randall D. Smith /(3)/                      -             -      5,163,899         22.4          5,163,899             17.8
  Pengo Securities Corp.
  885 Third Avenue, 34th Floor
  New York, New York 10022

                                    Preferred Stock                                         Common Stock
                              ---------------------------           ------------------------------------------------------
                                                                                                  Number of Shares-
                                                                                                      Assuming
                                Number                                Number                        Conversion of
    Name and Address              of                                    of                        Series Z Preferred
    of Beneficial Owner         Shares           Percent              Shares    Percent                  Stock            Percent
    -------------------         ------           -------              ------    -------                  -----            -------
Marc Macaluso                      -                 -                 1,000        *                   1,000               *
 1000 Louisiana Street
 Suite 2175
 Houston, Texas 77002

John D. Lomax /(4)/                -                 -                28,155        *                  28,155               *
 791 Nyes Place
 Laguna Beach, Ca 92651


Bill I. Pennington /(4)/           -                 -               931,676      3.9                 931,676             3.1
 410 17th Street
 Suite 700
 Denver, Colorado 80202

T Brooke Farnsworth /(4)/          -                 -                 3,000        *                   3,000             3.9
 333 North Sam Houston Parkway
 Suite 300
 Houston, Texas 77060


John E. Dyer                       -                 -                57,513        *                  57,513               *
 410 17th Street
Suite 700
Denver, Colorado 80202

Michael J. Stevens /(4)/           -                 -               292,000      1.2                 292,000             1.0
 4100 17th Street
 Suite 700
 Denver, Colorado 80202

Kyle R. Miller                     -                 -                     -        -                       -               -
 19 South Lane
 Englewood, Colorado 80110

Arthur J. Pasmas/(3)/              -                 -               235,702      1.0                 235,702               *
 5858 Westheimer, Suite 400
 Houston, Texas 77057

All Executive Officers,             -                -             1,313,344      5.4               1,313,344             4.4
  Directors And Director
  Nominees As A Group
  (7  Persons) /(4)/

__________________________________

*    Less Than 1%



(1) Inland Holdings LLC ("Holdings") owns these shares of record and beneficially. The members of Holdings are Trust Company of the West, as Sub-Custodian for Mellon Bank for the benefit of Account No. CPFF 873-3032 ("Fund V"), And TCW Portfolio No. 1555 Dr V Sub-Custody Partnership, L.P. ("Portfolio"). TCW Asset Management Company has the power to vote and dispose of the shares owned by Holdings and may be deemed to beneficially own such shares. Marc Macaluso is Senior Vice President Of TCW Asset Management Company, but disclaims any beneficial ownership of these shares. Holdings and TCW Asset Management Company disclaim any beneficial ownership of the shares owned by Mr. Macaluso. The holder of Series D Preferred Stock has the right to appoint four members to the Board.
 (2) Joint Energy
     Development Investments II Limited Partnership ("JEDI") is the record and beneficial owner of these shares, which may also be deemed to be beneficially owned by Enron Corp. JEDI, as the holder of Series

     E Preferred Stock, has the right, at its election, to appoint one member to the Board, but has not elected to exercise this right.
(3) Pengo Securities Corp. ("Pengo"), an affiliate of Smith Management, owns of record and beneficially 4,029,269 shares of Common Stock. SEP owns of record and beneficially 152, 220 shares of Common Stock. Randall D. Smith owns of record and beneficially 874,410 shares, is deemed to beneficially own 108,000 shares of Common Stock owned of record and beneficially by Barbara Stovall Smith, his sister, and may also be deemed to beneficially own the shares owned of record by Pengo and SEP. Pengo and Randall D. Smith disclaim beneficial ownership of 163,735 shares of Common Stock owned by Jeffrey A. Smith and 163,735 shares of Common Stock owned by John W. Adams, both of whom are officers and directors of Pengo and Smith Management, and the shares owned by Jeffrey A. Smith and John W. Adams are not included in the table of shares owned by Randall D. Smith and Pengo. Arthur J. Pasmas is Vice President of Smith Management. Mr. Pasmas disclaims beneficial ownership of the shares of the Company's Common Stock owned by Pengo and Pengo disclaims beneficial ownership of the shares of the Company's Common Stock owned by Mr. Pasmas, and their respective shares are not included in the table in the shares owned by the other. The ownership by Mr. Pasmas reflects options to acquire 15,000 shares of common stock.
(4) Includes shares issuable under outstanding stock options and warrants granted to Messrs. Lomax, Pennington, Farnsworth and Stevens and all executive officers, and directors and director nominees as a group for 1,000, 875,000 3,000, 292,000 and 1,171,000 shares, respectively.


                         STOCKHOLDER PROPOSALS FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS

     The Company anticipates that proxy materials for the 2000 annual meeting of stockholders will be released on or around May 1, 2000. Proposals of stockholders must be received by the Company at its principal executive office at 410 17th Street, Suite 700, Denver, Colorado 80202, by January 2, 2000 for inclusion in the Company's proxy statement and form of proxy relating to the 2000 annual meeting of stockholders.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP served as the Company's principal independent public accountants for 1998, and has been selected by the Company to serve in 1999. Representatives of Arthur Andersen LLP are expected to be present at the 1999 annual meeting of stockholders with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.

                                    By Order of the Board of Directors

                                    Michael J. Stevens
                                    Secretary

November 17, 1999

                                                                      Appendix A
                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                             INLAND RESOURCES INC.

     Pursuant to RCW 23B.10.060 of the Washington Business Corporation Act, the undersigned corporation hereby submits the following amendment(s) to the corporation's Articles of Incorporation.

     1. The name of the corporation is Inland Resources Inc.

     2. The date of filing the original Articles of Incorporation with the Secretary of State of Washington is August 12, 1985.

     3. The Articles of Incorporation of the corporation are amended by amending paragraph 1 of Article IV to read in its entirety as follows:

        "The aggregate number of shares which this Corporation shall have authority to issue is 100,000,000 shares of common stock having a par value of $0.001 per share, and 20,000,000 shares of Class A preferred stock having a par value of $0.001 per share. Fully paid stock of this Corporation shall not be liable to any further call or assessment. At the filing of these Articles of Amendment, each outstanding share of common stock of the par value of $.001 per share shall become one-tenth (1/10th) share of common stock of the par value of $0.001 per share, so that at the filing of these Articles of Amendment stockholders shall be deemed to hold one share of common stock for every ten shares of common stock held prior to the filing, with any fractional shares being rounded up to the nearest whole share of common stock, and the authorized shares of common stock which were increased to 100,000,000 shares having a par value of $0.001 per share upon filing of these Articles of Amendment shall again be adjusted by one-tenth (1/10th) so that after the filing of these Articles of Amendment and the aforesaid adjustment by one-tenth (1/10th) in the issued and outstanding shares of common stock, the authorized shares of common stock shall also be deemed adjusted to 10,000,000 shares of common stock having a par value of $0.001 per share."

     4. The date of adoption of this amendment was December 10, 1999.

     5. The amendment was duly approved by shareholder action in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.

     6. These Articles of Amendment will be effective upon filing.

     DATED: _________________________ ___, 1999.


                                        INLAND RESOURCES INC.

                                        By: ____________________________________
                                            Bill I. Pennington, Chief Executive
                                            Officer

                                                                      Appendix B
                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                             INLAND RESOURCES INC.

     Pursuant to RCW 23B.10.060 of the Washington Business Corporation Act, the undersigned corporation hereby submits the following amendment(s) to the corporation's Articles of Incorporation.

     1. The name of the corporation is Inland Resources Inc.

     2. The date of filing the original Articles of Incorporation with the Secretary of State of Washington is August 12, 1985.

     3. The Articles of Incorporation of the corporation are amended by amending paragraph 1 of Article IV to read in its entirety as follows:

        "The aggregate number of shares which this Corporation shall have authority to issue is 25,000,000 shares of common stock having a par value of $0.001 per share, and 20,000,000 shares of Class A preferred stock having a par value of $0.001 per share. Fully paid stock of this Corporation shall not be liable to any further call or assessment."

     4. The date of adoption of this amendment was December 10, 1999.

     5. The amendment was duly approved by shareholder action in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.

     6. These Articles of Amendment will be effective upon filing. This is the second Articles of Amendment filed on the date hereof with the Secretary of State of Washington.

     DATED: _________________________ ___, 1999.


                                         INLAND RESOURCES INC.


                                         By: ___________________________________
                                             Bill I. Pennington, Chief Executive
                                             Officer

                              Common Stock Proxy

                             Inland Resources Inc.

   This Common Stock Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Inland Resources Inc. (the "Company") to be held at the Hyatt Regency Downtown located at 1200 Louisiana Street, Houston, Texas 77002, on December 10, 1999, beginning at 9:00 a.m., Houston Time, and the Proxy Statement in connection therewith and (2) appoints Bill I. Pennington and Michael J. Stevens, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

     1.  ELECTION OF    [  ] FOR the nominee listed below      [  ] WITHHOLD AUTHORITY to vote for      [  ]  ABSTAIN
         DIRECTOR                                                   the nominee listed below                  from voting

                             Nominee: John E. Dyer

     2.  APPROVAL OF    [  ] FOR Approval of the Proposal      [  ] AGAINST Approval of the Proposal    [  ]  ABSTAIN
         PROPOSAL            described below                        described below                           from voting

               The Proposal [items (i) through (iii) below] constitutes a unified proposal to approve, and a vote "FOR" will constitute approval of, all of the following matters:

               (i) An amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares (without affecting par value); and

               (ii) a 1-for-10 reverse stock split of the Company's then authorized (without affecting par value) and presently issued and outstanding shares of Common Stock and the 5,882,901 shares of Common Stock into which the Series Z Preferred Stock will be automatically converted upon the increase in the authorized shares of Common Stock (the "Reverse Split"); and

               (iii) an amendment to the Company's Articles of Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value).

     3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the Common Stock director nominee in item 1 above and for approval of the Proposal in item 2 above.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     Please date, sign and mail this proxy in the enclosed envelope.

                                    Date __________________ ____, 1999


                                    ____________________________________
                                          Signature of Stockholder


                                    ____________________________________
                                          Signature of Stockholder

                                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

                        Series D Preferred Stock Proxy

                             Inland Resources Inc.

  This Series D Preferred Stock Proxy is Solicited on Behalf of the Board of
                                   Directors

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Inland Resources Inc. (the "Company") to be held at the Hyatt Regency Downtown located at 1200 Louisiana Street, Houston, Texas 77002, on December 10, 1999, beginning at 9:00 a.m., Houston Time, and the Proxy Statement in connection therewith and (2) appoints Bill I. Pennington and Michael J. Stevens, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Series D Preferred Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

     1.  ELECTION OF    [ ] FOR all nominees listed below                [ ] WITHHOLD AUTHORITY to vote for    [  ] ABSTAIN
         DIRECTORS          (except as marked to the contrary below)         all nominees listed below              from voting

                            Marc MacAluso, John D. Lomax, Bill I. Pennington and T Brooke Farnsworth

      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

     _____________________________________________________________________

     2.  APPROVAL OF     [  ] FOR Approval of the Proposal     [  ] AGAINST Approval of the Proposal     [  ] ABSTAIN
         PROPOSAL             described below                       described below                           from voting

               The Proposal [items (i) through (iii) below] constitutes a unified proposal to approve, and a vote "FOR" will constitute approval of, all of the following matters:

               (i) An amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares (without affecting par value); and

               (ii) a 1-for-10 reverse stock split of the Company's then authorized (without affecting par value) and presently issued and outstanding shares of Common Stock and the 5,882,901 shares of Common Stock into which the Series Z Preferred Stock will be automatically converted upon the increase in the authorized shares of Common Stock (the "Reverse Split"); and

               (iii) an amendment to the Company's Articles of Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value).

     3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the Series D Preferred Stock director nominees in item 1 above and for approval of the Proposal in item 2 above.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series D Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     Please date, sign and mail this proxy in the enclosed envelope.

                                    Date __________________ ____, 1999


                                    _____________________________________
                                           Signature of Stockholder


                                    _____________________________________
                                           Signature of Stockholder

                                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

                        Series E Preferred Stock Proxy

                             Inland Resources Inc.

  This Series E Preferred Stock Proxy is Solicited on Behalf of the Board of
                                   Directors

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Inland Resources Inc. (the "Company") to be held at the Hyatt Regency Downtown located at 1200 Louisiana Street, Houston, Texas 77002, on December 10, 1999, beginning at 9:00 a.m., Houston Time, and the Proxy Statement in connection therewith and (2) appoints Bill I. Pennington and Michael J. Stevens, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Series E Preferred Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

     1.  APPROVAL OF    [ ] FOR Approval of the Proposal    [ ] AGAINST Approval of the Proposal    [ ]  ABSTAIN
         PROPOSAL                                               described below                          from Voting


               The Proposal [items (i) through (iii) below] constitutes a unified proposal to approve, and a vote "FOR" will constitute approval of, all of the following matters:

               (i) An amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares (without affecting par value); and

               (ii) a 1-for-10 reverse stock split of the Company's then authorized (without affecting par value) and presently issued and outstanding shares of Common Stock and the 5,882,901 shares of Common Stock into which the Series Z Preferred Stock will be automatically converted upon the increase in the authorized shares of Common Stock (the "Reverse Split"); and

               (iii) an amendment to the Company's Articles of Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value).

     2. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for approval of the Proposal in item 1 above.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series E Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     Please date, sign and mail this proxy in the enclosed envelope.

                                    Date __________________ ____, 1999


                                    _______________________________________
                                            Signature of Stockholder


                                    _______________________________________
                                            Signature of Stockholder

                                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

                        Series Z Preferred Stock Proxy

                             Inland Resources Inc.

  This Series Z Preferred Stock Proxy is Solicited on Behalf of the Board of
                                   Directors

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Inland Resources Inc. (the "Company") to be held at the Hyatt Regency Downtown located at 1200 Louisiana Street, Houston, Texas 77002, on December 10, 1999, beginning at 9:00 a.m., Houston Time, and the Proxy Statement in connection therewith and (2) appoints Bill I. Pennington and Michael J. Stevens, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Series Z Preferred Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

     1.  ELECTION OF    [  ] FOR the nominee listed below       [  ] WITHHOLD AUTHORITY to vote for     [X]  ABSTAIN
         DIRECTOR                                                    the nominee listed below                from voting

                        Nominee: There is no Series Z nominee

     2.  APPROVAL OF    [  ] FOR Approval of the Proposal       [  ] AGAINST Approval of the Proposal   [ ] ABSTAIN
         PROPOSAL            described below                         described below                        from voting

               The Proposal [items (i) through (iii) below] constitutes a unified proposal to approve, and a vote "FOR" will constitute approval of, all of the following matters:

               (i) An amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares (without affecting par value); and

               (ii) a 1-for-10 reverse stock split of the Company's then authorized (without affecting par value) and presently issued and outstanding shares of Common Stock and the 5,882,901 shares of Common Stock into which the Series Z Preferred Stock will be automatically converted upon the increase in the authorized shares of Common Stock (the "Reverse Split"); and

               (iii) an amendment to the Company's Articles of Incorporation, following the effective date of the Reverse Split, to increase the post-split number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares (without affecting par value).

     3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for approval of the Proposal in item 2 above.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series Z Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     Please date, sign and mail this proxy in the enclosed envelope.

                                Date __________________ ____, 1999


                                ____________________________________
                                      Signature of Stockholder


                                ____________________________________
                                      Signature of Stockholder

                                Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.